UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

NEUROBO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, Office 19th Floor

Boston, Massachusetts 02116

(Address of principal executive offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 702-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting (the “Annual Meeting”) of stockholders of NeuroBo Pharmaceuticals, Inc. (the “Company”) on June 9, 2022, the Company’s stockholders (i) elected two Class III directors to the Company’s Board of Directors, each to serve three-year terms until the 2025 annual meeting of stockholders, (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approved (on an advisory basis) the compensation of the Company’s named executive officers, (iv) approved (on an advisory basis) that an advisory vote on the compensation of the Company’s named executive officer should occur every three years, (v) approved an  amendment to the Company’s Certificate of Incorporation to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-5 to 1-for-35 to be determined at the discretion of the Company’s Board of Directors, whereby each outstanding 5 to 35 shares would be combined, converted and changed into 1 share of the Company’s common stock (“Proposal 5”) and (vi) to authorize of one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 5.

At the Annual Meeting, the total number of shares represented in person or by proxy was 14,844,943 of the 26,661,771 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting as of the May 17, 2022 record date.

The voting results at the Annual Meeting are shown below:

Proposal 1—Election of Directors

Class III Nominees	Votes For	Votes Withheld	Broker Non-Votes
Richard Kang, Ph. D.	14,626,475	173,361	45,107
Michael Salsbury	14,599,358	199,468	46,117

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
14,756,472	46,750	41,721

Proposal 3—Approval (on an advisory basis) of the compensation of the Company’s named executive officers

Votes For	Votes Against	Votes Abstain
14,731,202	71,005	42,736

Proposal 4—Approval (on an advisory basis) of whether an advisory vote on the compensation of the Company’s named executive officers should occur once every one, two, or three years

One Year	Two Years	Three Years	Votes Abstain
1,090,264	43,232	13,672,472	38,975

Proposal 5—Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of the Company outstanding common stock at a ratio in the range of 1-for-5 to 1-for-35 to be determined at the discretion of the Company’s Board of Directors, whereby each outstanding 5 to 35 shares would be combined, converted and changed into 1 share of the Company’s common stock

Votes For	Votes Against	Votes Abstain
14,696,022	118,273	30,648

Proposal 6—Authorization of one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 5

Votes For	Votes Against	Votes Abstain
14,635,583	166,359	43,001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: June 10, 2022	By:	/s/ Ben Gil Price
Ben Gil Price
President and Chief Executive Officer